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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): November 6, 2006

                             WALTER INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                   001-13711               13-3429953
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
 Incorporation or Organization)       File Number)       Identification Number)

                           4211 W. Boy Scout Boulevard
                              Tampa, Florida 33607
                    (Address of Principal Executive Offices)

                                 (813) 871-4811
              (Registrant's telephone number, including area code)

                                 Not applicable.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

         On November 6, 2006, Walter Industries, Inc. (the "Company") issued a press release announcing that the Board of Directors of the Company authorized a two-for-one stock split to be effected in the form of a tax-free stock dividend (the "Stock Split Dividend"). The Stock Split Dividend entitles all shareholders of record at the close of business on December 6, 2006 to receive a dividend of one share of the Company's common stock for every share held on that date. The Stock Split Dividend will be distributed after the close of trading on December 14, 2006.

         The Company also announced that it will distribute its approximately
85.8 million shares of Series B common stock of Mueller Water Products, Inc. ("Mueller Water", and such shares the "Series B Common Shares") to the Company's shareholders of record at the close of business on December 6, 2006 (the "Spin-Off Dividend"). The Company intends to complete the distribution of the Spin-Off Dividend after the close of trading on December 14, 2006. The Spin-Off Dividend will not be paid in respect of the shares of common stock of the Company that will be issued pursuant to the Stock Split Dividend.

         A copy of the Company's press release announcing the Stock Split Dividend and the Spin-Off Dividend is attached hereto as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (d)  EXHIBITS.

    The following is filed as an Exhibit to this Report:

    99.1 November 6, 2006, Board of Directors Declares 2-for-1 Split of Walter Industries Stock and Announces Spin-Off of Mueller Water Products

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 6, 2006                    WALTER INDUSTRIES, INC.

                                           By: /s/ Victor P. Patrick
                                               ---------------------------------
                                               Victor P. Patrick
                                               Vice Chairman and General Counsel

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                             WALTER INDUSTRIES, INC.

                                  EXHIBIT INDEX

EXHIBIT NO.     DESCRIPTION
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99.1            November 6, 2006, Board of Directors Declares 2-for-1 Split of
                Walter Industries Stock and Announces Spin-Off of Mueller Water
                Products